AMENDMENT NO. 11
                                     to the

                   VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT

                             EFFECTIVE MARCH 1, 2005

                                     Between

                     JACKSON NATIONAL LIFE INSURANCE COMPANY
                               ("CEDING COMPANY")

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")



Effective October 6, 2008, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be amended to include new investment funds, to update fund names, to change the effective date of the new Futureguard benefit and to add new reinsurance premium rates for policies with the new Guaranteed Minimum Death Benefits. To effect these changes, the following provision of this Agreement is hereby amended:

     |X|  Schedule  B-1,  CONTRACTS  SUBJECT  TO  THIS  REINSURANCE   AGREEMENT,
          amendment # 10, is hereby replaced by the attached Schedule B-1.

     |X| Schedule B-2, SUBACCOUNTS SUBJECT TO THIS REINSURANCE AGREEMENT, amendment # 10, is hereby replaced by the attached Schedule B-2.

     |X| Schedule D, QUARTERLY REINSURANCE PREMIUM RATE, Amendment # 10, is hereby replaced by the attached Schedule D.


Jackson National Life                      ACE Tempest Life Reinsurance Ltd.
Insurance Company

By  ______Lisa C. Drake_______________      By  ____Huan Tseng_________________

Name ____Lisa C. Drake________________      Name __Huan Tseng__________________

Title  ___SVP and Chief Actuary_______      Title  _SVP & Chief Pricing Officer

Date  ________________________________      Date  ______________________________

                                  SCHEDULE B-1

ANNUITY CONTRACTs Subject to this Reinsurance Agreement


PERSPECTIVE II AND FIFTH THIRD PERSPECTIVE II

     o    VA220 is an individual flexible premium variable and fixed annuity

     o    VA220G is a group flexible premium variable and fixed annuity

     o    This product has two Contract options:

          o    Separate Account Investment Division option and

          o    Fixed Account Option.

A) SEPARATE ACCOUNT INVESTMENT DIVISION OPTION

     o This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.

     o    Separate Account I is used for this Contract.

     o The Separate Account invests in shares of one of the corresponding Series of the underlying fund of the JNL Series Trust and JNL Variable Fund LLC (see Schedule B-2).

B) GUARANTEED MINIMUM INCOME BENEFITS

FORM NUMBER*        POLICY DESCRIPTION
7454                FutureGuard effective 10/4/2004
7485                FutureGuard effective 5/2/2005
7485A WA            FutureGuard for Washington State effective 1/17/2006
7485A WA Unisex     FutureGuard for Washington State effective 1/17/2006
7524                6% Roll-up GMIB with Annual Reset, effective 12/3/2007
7524A WA            6% Roll-up GMIB with Annual Reset for Washington state, effective 12/3/2007
7524 A WA Unisex    6% Roll-up GMIB with Annual Reset for Washington state, effective 12/3/2007
7551                6% Roll-up GMIB with Annual Reset & No Cap, effective 10/6/2008
7551A WA            6% Roll-up GMIB with Annual Reset & No Cap, effective 10/6/2008 for Washington state
7551A WA Unisex     6% Roll-up GMIB with Annual Reset & No Cap, effective 10/6/2008 for Washington state


C) OPTIONAL BENEFITS
FORM NUMBER*       POLICY DESCRIPTION
7360               Earnings Protection Benefit effective 10/4/2004
7461               Death Benefit Option (4% Rollup) effective 10/4/2004
7476               Death Benefit Option (4% Rollup) effective 5/2/2005
7463               Death Benefit Option (5% Rollup) effective 10/4/2004
7475               Death Benefit Option (5% Rollup) effective 5/2/2005
7470               Death Benefit Option (HAV) effective 10/4/2004
7512               Death Benefit Option (HAV) effective 1/16/2007
7462               Death Benefit Option (Comb HAV and 4% Rollup) effective 10/4/2004
7479               Death Benefit Option (Comb HAV and 4% Rollup) effective 5/2/2005
7464               Death Benefit Option (Comb HAV and 5% Rollup) effective 10/4/2004
7478               Death Benefit Option (Comb HAV and 5% Rollup) effective 5/2/2005
7513               Death Benefit Option (Comb HAV and 5% Rollup) effective 1/16/2007
7557               Death Benefit Option (5% Rollup) effective 10/6/2008
7559               Death Benefit Option (6% Rollup) effective 10/6/2008
7556               Death Benefit Option (HQV) effective 10/6/2008
7558               Death Benefit Option (Comb HQV and 5% Rollup) effective 10/6/2008
7560               Death Benefit Option (Comb HQV and 6% Rollup) effective 10/6/2008
7349               20% Additional Free Withdrawal
7465               Shortened W/D Charge Period (5 years) effective 10/4/2004
7466               Shortened W/D Charge Period (3 years) effective 10/4/2004 - not available for contracts issued after 4/30/2006
7346 03/03         Premium Credit (4%)
7348 03/03         Premium Credit (2%)
7352 03/03         Premium Credit (3%)
7507               Premium Credit (5%)
7380               Reduced Administration Charge

Washington State Only
7471WA             Death Benefit Option (3% Rollup) effective 10/4/2004
7481WA             Death Benefit Option (3% Rollup) effective 5/2/2005
7472WA             Death Benefit Option (Comb HAV and 3% Rollup) effective 10/4/2004
7482WA             Death Benefit Option (Comb HAV and 3% Rollup) effective 5/2/2005
7515WA             Death Benefit Option (Comb HAV and 3% Rollup) effective 1/16/2007
7556AWA            Death Benefit Option (HQV) effective 10/6/2008
7564AWA            Death Benefit Option (3%) effective 10/6/2008
7565AWA            Death Benefit Option (Comb HQV and 3% Rollup) effective 10/6/2008

PERSPECTIVE A SERIES

     o    VA230 is an individual flexible premium variable and fixed annuity

     o    VA230G is a group flexible premium variable and fixed annuity

A) SEPARATE ACCOUNT INVESTMENT DIVISION OPTION

     o This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.

     o    Separate Account I is used for this Contract.

     o The Separate Account invests in Class A shares of one of the corresponding Series of the underlying fund of the JNL Series Trust and JNL Variable Fund LLC (see Schedule B-2).

B) GUARANTEED MINIMUM INCOME BENEFITS
FORM NUMBER*       POLICY DESCRIPTION
7485               FutureGuard
7485A WA           FutureGuard for Washington State effective 1/17/2006
7485A WA Unisex    FutureGuard for Washington State effective 1/17/2006
7524               6% Roll-up GMIB with Annual Reset, effective 12/3/2007
7524A WA           6% Roll-up GMIB with Annual Reset for Washington state, effective 12/3/2007
7524 A WA Unisex   6% Roll-up GMIB with Annual Reset for Washington state, effective 12/3/2007
7551               6% Roll-up GMIB with Annual Reset & No Cap, effective 10/6/2008
7551A WA           6% Roll-up GMIB with Annual Reset & No Cap, effective 10/6/2008 for Washington state
7551A WA Unisex    6% Roll-up GMIB with Annual Reset & No Cap, effective 10/6/2008 for Washington state


C) OPTIONAL BENEFITS
FORM NUMBER*       POLICY DESCRIPTION
7360               Earnings Protection
7474               Death Benefit Option (Return of Premium)
7475               Death Benefit Option (5% Rollup)
7476               Death Benefit Option (4% Rollup)
7477               Death Benefit Option (Highest Anniversary Value)
7512               Death Benefit Option (Highest Anniversary Value) effective 1/16/2007
7478               Death Benefit Option (Comb HAV and 5% Rollup)
7513               Death Benefit Option (Comb HAV and 5% Rollup) effective 1/16/2007
7479               Death Benefit Option (Comb HAV and 4% Rollup)
7557               Death Benefit Option (5% Rollup) effective 10/6/2008
7559               Death Benefit Option (6% Rollup) effective 10/6/2008
7556               Death Benefit Option (HQV) effective 10/6/2008
7558               Death Benefit Option (Comb HQV and 5% Rollup) effective 10/6/2008
7560               Death Benefit Option (Comb HQV and 6% Rollup) effective 10/6/2008
7507               Premium Credit (5%) Washington State Only
7481WA             Death Benefit Option (3% Rollup)
7482WA             Death Benefit Option (Comb HAV and 3% Rollup)
7515WA             Death Benefit Option (Comb HAV and 3% Rollup) effective 1/16/2007
7556AWA            Death Benefit Option (HQV) effective 10/6/2008
7564AWA            Death Benefit Option (3%) effective 10/6/2008
7565AWA            Death Benefit Option (Comb HQV and 3% Rollup) effective 10/6/2008

PERSPECTIVE L SERIES

     o    VA210 is an individual flexible premium variable and fixed annuity

     o    VA210G is a group flexible premium variable and fixed annuity

A) SEPARATE ACCOUNT INVESTMENT DIVISION OPTION

     o This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.

     o    Separate Account I is used for this Contract.

     o The Separate Account invests in Class A shares of one of the corresponding Series of the underlying fund of the JNL Series Trust and JNL Variable Fund LLC (see Schedule B-2).

B) GUARANTEED MINIMUM INCOME BENEFITS
FORM NUMBER*       POLICY DESCRIPTION
7485               FutureGuard
7485A WA           FutureGuard for Washington State effective 1/17/2006
7485A WA Unisex    FutureGuard for Washington State effective 1/17/2006
7524               6% Roll-up GMIB with Annual Reset, effective 12/3/2007
7524A WA           6% Roll-up GMIB with Annual Reset for Washington state, effective 12/3/2007
7524 A WA Unisex   6% Roll-up GMIB with Annual Reset for Washington state, effective 12/3/2007
7551               6% Roll-up GMIB with Annual Reset & No Cap, effective  10/6/2008
7551 A WA          6% Roll-up GMIB with Annual Reset & No Cap, effective  10/6/2008 for Washington state
7551 A WA Unisex   6% Roll-up GMIB with Annual Reset & No Cap, effective  10/6/2008 for Washington state


C) OPTIONAL BENEFITS
FORM NUMBER*       POLICY DESCRIPTION
7346 03/03         Premium Credit (4%)
7348 03/03         Premium Credit (2%)
7352 03/03         Premium Credit (3%)
7507               Premium Credit (5%)
7360               Earnings Protection
7380               Reduced Administration Charge
7470               Death Benefit Option (Highest Anniversary Value)
7512               Death Benefit Option (Highest Anniversary Value) effective 1/16/2007
7475               Death Benefit Option (5% Rollup)
7476               Death Benefit Option (4% Rollup)
7478               Death Benefit Option (Comb HAV and 5% Rollup)
7513               Death Benefit Option (Comb HAV and 5% Rollup) effective 1/16/2007
7479               Death Benefit Option (Comb HAV and 4% Rollup)
7557               Death Benefit Option (5% Rollup) effective 10/6/2008
7559               Death Benefit Option (6% Rollup) effective 10/6/2008
7556               Death Benefit Option (HQV) effective 10/6/2008
7558               Death Benefit Option (Comb HQV and 5% Rollup) effective 10/6/2008
7560               Death Benefit Option (Comb HQV and 6% Rollup) effective 10/6/2008


Washington State Only
7481WA             Death Benefit Option (3% Rollup)
7482WA             Death Benefit Option (Comb HAV and 3% Rollup)
7515WA             Death Benefit Option (Comb HAV and 3% Rollup) effective 1/16/2007
7556AWA            Death Benefit Option (HQV) effective 10/6/2008
7564AWA            Death Benefit Option (3%) effective 10/6/2008
7565AWA            Death Benefit Option (Comb HQV and 3% Rollup) effective 10/6/2008

PERSPECTIVE ADVISORS II

     o    VA410 is an individual flexible premium variable and fixed annuity

     o    VA410G is a group flexible premium variable and fixed annuity

A) SEPARATE ACCOUNT INVESTMENT DIVISION OPTION

     o This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.

     o    Separate Account I is used for this Contract.

     o The Separate Account invests in shares of one of the corresponding Series of the underlying fund of the JNL Series Trust and JNL Variable Fund LLC. Share class is the 12b-1-share class. (see Schedule B-2).

B) GUARANTEED MINIMUM INCOME BENEFITS
FORM NUMBER*       POLICY DESCRIPTION
7485               FutureGuard
7485A WA           FutureGuard for Washington State effective 1/17/2006
7485A WA Unisex    FutureGuard for Washington State effective 1/17/2006
7524               6% Roll-up GMIB with Annual Reset, effective 12/3/2007
7524A WA           6% Roll-up GMIB with Annual Reset for Washington state, effective 12/3/2007
7524 A WA Unisex   6% Roll-up GMIB with Annual Reset for Washington state, effective 12/3/2007
7551               6% Roll-up GMIB with Annual Reset & No Cap, effective 10/6/2008
7551A WA           6% Roll-up GMIB with Annual Reset & No Cap, effective 10/6/2008 for Washington state
7551A WA Unisex    6% Roll-up GMIB with Annual Reset & No Cap, effective 10/6/2008 for Washington state


C) OPTIONAL BENEFITS
FORM NUMBER*       POLICY DESCRIPTION
7360               Earnings Protection
7460               Premium Credit (2%)
7470               Death Benefit Option (Highest Anniversary Value)
7512               Death Benefit Option (Highest Anniversary Value) effective 1/16/2007
7475               Death Benefit Option (5% Rollup)
7476               Death Benefit Option (4% Rollup)
7478               Death Benefit Option (Comb HAV and 5% Rollup)
7513               Death Benefit Option (Comb HAV and 5% Rollup) effective 1/16/2007
7479               Death Benefit Option (Comb HAV and 4% Rollup)
7557               Death Benefit Option (5% Rollup) effective 10/6/2008
7559               Death Benefit Option (6% Rollup) effective 10/6/2008
7556               Death Benefit Option (HQV) effective 10/6/2008
7558               Death Benefit Option (Comb HQV and 5% Rollup) effective 10/6/2008
7560               Death Benefit Option (Comb HQV and 6% Rollup) effective 10/6/2008


Washington State Only
7471WA             Death Benefit Option (3% Rollup) effective 10/4/2004
7472WA             Death Benefit Option (Comb HAV and 3% Rollup) effective 10/4/2004
7481WA             Death Benefit Option (3% Rollup) effective 5/2/2005
7482WA             Death Benefit Option (Comb HAV and 3% Rollup) effective 5/2/2005
7515WA             Death Benefit Option (Comb HAV and 3% Rollup) effective 1/16/2007
7556AWA            Death Benefit Option (HQV) effective 10/6/2008
7564AWA            Death Benefit Option (3%) effective 10/6/2008
7565AWA            Death Benefit Option (Comb HQV and 3% Rollup) effective 10/6/2008

RETIREMENT LATITUDES

     o    VA310 is an individual flexible premium variable and fixed annuity

     o    VA310G is a group flexible premium variable and fixed annuity

A) SEPARATE ACCOUNT INVESTMENT DIVISION OPTION

     o This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.

     o    Separate Account I is used for this Contract.

     o The Separate Account invests in Class A shares of one of the corresponding Series of the underlying fund of the JNL Series Trust and JNL Variable Fund LLC (see Schedule B-2).

B) GUARANTEED MINIMUM INCOME BENEFITS
FORM NUMBER*       POLICY DESCRIPTION
7485               FutureGuard
7485A WA           FutureGuard for Washington State effective 1/17/2006
7485A WA Unisex    FutureGuard for Washington State effective 1/17/2006
7524               6% Roll-up GMIB with Annual Reset, effective 12/3/2007
7524A WA           6% Roll-up GMIB with Annual Reset for Washington state, effective 12/3/2007
7524 A WA Unisex   6% Roll-up GMIB with Annual Reset for Washington state, effective 12/3/2007
7551               6% Roll-up GMIB with Annual Reset & No Cap, effective 10/6/2008
7551A WA           6% Roll-up GMIB with Annual Reset & No Cap, effective 10/6/2008 for Washington state
7551A WA Unisex    6% Roll-up GMIB with Annual Reset & No Cap, effective 10/6/2008 for Washington state


C) OPTIONAL BENEFITS
FORM NUMBER*       POLICY DESCRIPTION
7500               Additional Free Withdrawal Option (20% of Premium)
7360               Earnings Protection
7470               Death Benefit Option (Highest Anniversary Value)
7512               Death Benefit Option (Highest Anniversary Value) effective 1/16/2007
7475               Death Benefit Option (5% Rollup)
7478               Death Benefit Option (Comb HAV and 5% Rollup)
7513               Death Benefit Option (Comb HAV and 5% Rollup) effective 1/16/2007
7557               Death Benefit Option (5% Rollup) effective 10/6/2008
7559               Death Benefit Option (6% Rollup) effective 10/6/2008
7556               Death Benefit Option (HQV) effective 10/6/2008
7558               Death Benefit Option (Comb HQV and 5% Rollup) effective 10/6/2008
7560               Death Benefit Option (Comb HQV and 6% Rollup) effective 10/6/2008
7346 03/03         Premium Credit (4%)
7507               Premium Credit (5%), effective 1/16/2007
7380               Reduced Administration Charge
7499               Shorten Withdrawal Charge Period to 4 Years

Washington State Only
7481WA             Death Benefit Option (3% Rollup)
7482WA             Death Benefit Option (Comb HAV and 3% Rollup)
7515WA             Death Benefit Option (Comb HAV and 3% Rollup) effective 1/16/2007
7556AWA            Death Benefit Option (HQV) effective 10/6/2008
7564AWA            Death Benefit Option (3%) effective 10/6/2008
7565AWA            Death Benefit Option (Comb HQV and 3% Rollup) effective 10/6/2008



* Includes any state specific variation of the above-described forms as of the EFFECTIVE DATE and any subsequent state specific variation, if such subsequent state specific variation does not have any impact on the risk assumed by the REINSURER. The CEDING COMPANY shall notify the REINSURER of any state specific variation after the EFFECTIVE DATE which could have any impact on the risk assumed by the REINSURER and such variation shall be treated the same as a policy form change under Article IV, Section B, provided that the REINSURER shall not unreasonably refuse to approve such subsequent state specific variation.



JNL ACE 2005 TREATY SCHEDULE B-1 AMENDMENT # 11


                                                             SCHEDULE B-2

                                           Subaccounts Subject to this Reinsurance Agreement


-------------------------------- ------------------------------------------------------------------- -------------------------------
FUND NAME                        COMMENT                                                             PRODUCT AVAILABILITY
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/AIM International Growth     Named changed from JNL/Putnam International Equity Fund effective   All
Fund                             5/2/05 and from JNL/JPM International Equity Fund effective
                                 12/3/2007
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/AIM Large Cap Growth Fund                                                                        All
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/AIM Global Real Estate       New 5/2/05, Name changed from JNL/AIM Real Estate Fund effective    All
Fund                             10/6/2008
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/AIM Small Cap Growth                                                                             All
Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Capital                      Guardian  Global  Balanced  Fund Name  changed  from JNL/FMR        All
                                 Balanced  Fund  effective  4/30/2007  and    from  JNL/FI
                                 Balanced Fund effective 12/3/2007
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Capital Guardian Global      Name changed from JNL/Select Global Growth Fund effective           All
Diversified Research Fund        12/3/2007
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Capital Guardian             New 12/3/2007                                                       All
International Small Cap Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Capital Guardian U.S.        Name changed from JNL/Select Large Cap Growth Fund effective        All
Growth Equity Fund               12/3/2007
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Credit Suisse                New 1/16/2007                                                       All
Global Natural Resources
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Credit Suisse Long/Short     New 1/16/2007                                                       All
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Eagle Core Equity Fund                                                                           All
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Eagle Small Cap                                                                                  All
Equity Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Franklin Templeton           New 1/16/2007                                                       All
Founding Strategy
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Franklin Templeton           New 1/16/2007                                                       All
Global Growth
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Franklin Templeton           New 5/1/2006                                                        All
Income Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Franklin Templeton           New 1/16/2007                                                       All
Mutual Shares
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Franklin Templeton Small     New 5/2/05                                                          All
Cap Value Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Goldman Sachs Core Plus      Name changed from JNL/Salomon Brothers Strategic Bond Fund          All
Bond Fund                        effective 5/1/2006, from JNL/Western Strategic Bond Fund
                                 effective 1/16/2007, and from JNL/Western Asset Strategic Bond
                                 Fund  effective 4/30/2007.
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Goldman Sachs Emerging       New 10/6/2008                                                       All
Markets Debt Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Goldman Sachs Mid            New 5/2/05                                                          All
Cap Value Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Goldman Sachs Short          New 5/1/2006                                                        All
Duration Bond Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/JPMorgan International                                                                           All
Value Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/JPMorgan                     Mid-Cap Growth Fund Name changed from JNL/FMR Capital Growth        All
                                 Fund effective  5/1/2006,  from JNL/FMR  Mid-Cap Equity Fund effective  4/30/2007,  and from JNL/FI  Mid-Cap  Equity Fund effective  12/3/2007.  Also,  JNL/Putnam Mid-Cap Growth Fund was merged with this fund effective 12/3/2007.
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/JPMorgan U.S. Government     Name changed from JNL/Salomon Brothers U.S. Govt. & Quality Bond    All
& Quality Bond Fund              Fund effective 5/1/2006,from JNL/Western U.S. Govt. & Quality
                                 Bond Fund effective 1/16/2007, and from JNL/Western Asset U.S.
                                 Govt. & Quality Bond Fund effective 4/30/2007.
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Lazard Emerging              New 5/1/2006                                                        All
Markets Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Lazard Mid Cap               Name changed from JNL/Lazard Mid Cap Value Fund effective           All
Equity Fund                      3/31/2008
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Lazard Small Cap             Name changed from JNL/Lazard Small Cap Value Fund effective         All
Equity Fund                      3/31/2008
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/M&G Global Basics Fund       New 10/6/2008                                                       All
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/M&G Global Leaders Fund      New 10/6/2008                                                       All
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Mellon Capital Management    New 4/30/2007.                                                      All but Retirement Latitudes
10 X 10 Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Mellon Capital Management                                                                        All
25 Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Mellon Capital Management                                                                        All
Bond Index Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Mellon Capital Management                                                                        All but Retirement Latitudes
Communications Sector Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Mellon Capital Management                                                                        All but Retirement Latitudes
Consumer Brands Sector Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Mellon Capital Management    Name changed from JNL/Mellon Capital Management Energy Sector       All but Retirement Latitudes
Oil & Gas Sector Fund            Fund  effective 5/2/2005
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Mellon Capital Management                                                                        All
Enhanced S&P 500 Stock Index
Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Mellon Capital Management    New 10/6/2008                                                       All
European 30 Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Mellon Capital Management                                                                        All but Retirement Latitudes
Financial Sector Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Mellon Capital Management                                                                        All
Global 15 Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Mellon Capital Management                                                                        All
International Index Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Mellon Capital Management    New 4/30/2007.                                                      All but Retirement Latitudes
Index 5 Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Mellon Capital Management                                                                        All
JNL 5 Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Mellon Capital Management    New 5/1/2006                                                        All
JNL Optimized 5 Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Mellon Capital Management    Name changed from JNL/Mellon Capital Management                     All but Retirement Latitudes
Healthcare Sector Fund           Pharmaceutical/Healthcare Sector Fund  effective 5/2/05
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Mellon Capital Management    New 4/30/2007.                                                      All but Retirement Latitudes
NYSE(R) International 25 Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Mellon Capital Management    New 10/6/2008                                                       All
Pacific Rim 30 Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Mellon Capital Management    New 4/30/2007.                                                      All but Retirement Latitudes
S&P (R) SMid 60 Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Mellon Capital Management    New 5/1/2006                                                        All
S&P (R) 24 Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Mellon Capital Management                                                                        All
S&P 400 MidCap Index Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Mellon Capital Management                                                                        All
S&P 500 Index Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Mellon Capital Management                                                                        All
Select Small-Cap Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Mellon Capital Management                                                                        All
Small Cap Index Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Mellon Capital Management                                                                        All but Retirement Latitudes
Technology Sector Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Mellon Capital Management    New 1/17/2006                                                       All
Dow SM Dividend
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Mellon Capital Management    Name changed effective 1/17/2006                                    All
The Dowsm 10 Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Mellon Capital Management    Name changed effective 1/17/2006                                    All
The S&P(R) 10 Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Mellon Capital Management                                                                        All
VIP Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Mellon Capital Management    Name changed from JNL/Mellon Capital Management Nasdaq(R)15 Fund    All
Nasdaq(R)25 Fund                 effective 12/3/2007
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Mellon Capital Management    Name changed from JNL/Mellon Capital Management Value Line(R) 25    All
Value Line(R)30 Fund             Fund effective 12/3/2007
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Oppenheimer Global                                                                               All
Growth Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/PAM Asia ex-Japan Fund       New 3/31/2008                                                       All
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/PAM China-India Fund         New 3/31/2008                                                       All
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/PIMCO Real Return            New 1/16/2007                                                       All
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/PIMCO Total Return                                                                               All
Bond Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/PPM America Core             Name changed from JNL/Putnam Equity Fund effective 12/3/2007        All
Equity Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/ PPM America High            Name changed from JNL/Salomon Brothers High Yield Bond Fund         All
Yield Bond Fund                  effective 5/1/2006, from JNL/Western High Yield Bond Fund
                                 effective 1/16/2007, and from JNL/Western Asset High Yield Bond
                                 Fund effective 4/30/2007.
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/PPM America Mid-Cap          New 3/31/2008                                                       All
Value Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/PPM America Small Cap        New 3/31/2008                                                       All
Value Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/PPM America Value Equity     Name changed from JNL/Putnam Value Equity Fund  effective           All  (Exclusion of Retirement
                                 1/16/2007                                                           Latitudes was lifted eff
                                                                                                     10/6/08)
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Red Rocks Listed Private     New 10/6/2008                                                       All
Equity Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/S&P 4 Fund                   New 12/3/2007                                                       All
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/S&P Competitive              New 12/3/2007                                                       All but Retirement Latitudes
Advantage Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/S&P Disciplined Moderate     New 1/16/2007                                                       All but Fifth Third
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/S&P Disciplined              New 1/16/2007                                                       All but Fifth Third
Moderate Growth
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/S&P Disciplined Growth       New 1/16/2007                                                       All but Fifth Third
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/S&P Dividend Income &        New 12/3/2007                                                       All but Retirement Latitudes
Growth Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/S&P Intrinsic Value Fund     New 12/3/2007                                                       All but Retirement Latitudes
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/S&P  Managed Growth Fund                                                                         All
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/S&P Managed Aggressive                                                                           All
Growth Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/S&P Managed                                                                                      All
Conservative Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/S&P Managed                                                                                      All
Moderate Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/S&P Managed Moderate                                                                             All
Growth Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/S&P Retirement Income        New 1/17/2006                                                       All but Fifth Third and
                                                                                                     Retirement Latitudes
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/S&P Retirement 2015          New 1/17/2006                                                       All but Fifth Third and
                                                                                                     Retirement Latitudes
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/S&P Retirement 2020          New 1/17/2006                                                       All but Fifth Third and
                                                                                                     Retirement Latitudes
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/S&P Retirement 2025          New 1/17/2006                                                       All but Fifth Third and
                                                                                                     Retirement Latitudes
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/S&P Total Yield Fund         New 12/3/2007                                                       All but Retirement Latitudes
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Select Balanced Fund                                                                             All
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Select Money Market Fund                                                                         All
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/Select Value Fund                                                                                All
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/T. Rowe Price                JNL/Alliance Capital Growth Fund was merged with this fund          All
Established Growth Fund          5/2/05.  JNL/Alger Growth Fund and JNL Oppenheimer Growth Fund
                                 were merged with this fund on 4/30/2007.
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/T. Rowe Price Mid-Cap                                                                            All
Growth Fund
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
JNL/T. Rowe Price Value Fund                                                                         All
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
Fifth Third Balanced             Fund no longer available for new investments effective 8/13/2007    Fifth Third Only
VIP Fund                         and was liquidated effective 10/12/2007
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
Fifth Third Disciplined          Fund no longer available for new investments effective 8/13/2007    Fifth Third Only
Value VIP Fund                   and was liquidated effective 10/12/2007
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
Fifth Third Mid Cap VIP Fund     Fund no longer available for new investments effective 8/13/2007    Fifth Third Only
                                 and was liquidated effective 10/12/2007
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
Fifth Third Quality              Fund no longer available for new investments effective 8/13/2007    Fifth Third Only
Growth VIP Fund                  and was liquidated effective 10/12/2007
-------------------------------- ------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------------------------------------------------------




JNL GENERAL ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
Guaranteed Five Year Fixed                                                                           All but Advisors II and
                                                                                                     Perspective A Series
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
12 Month DCA                                                                                         All
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
6 Month DCA                                                                                          All
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
Guaranteed One Year Fixed                                                                            All but Advisors II
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
Guaranteed Seven Year Fixed                                                                          All but Advisors II and
                                                                                                     Perspective A Series
-------------------------------- ------------------------------------------------------------------- -------------------------------
-------------------------------- ------------------------------------------------------------------- -------------------------------
Guaranteed Three Year Fixed                                                                          All but Advisors II and
                                                                                                     Perspective A Series
-------------------------------- ------------------------------------------------------------------- -------------------------------



JNL ACE 2005 TREATY SCHEDULE B-2 AMENDMENT11

                                   SCHEDULE D

                       QUARTERLY REINSURANCE PREMIUM RATE

The QUARTERLY REINSURANCE PREMIUM RATE, subject to the terms and conditions of this Agreement, is shown in the table below for each GMIB TYPE. It applies to all CONTRACT TYPEs, and is guaranteed while the reinsurance coverage is in effect.



GMIB TYPE FORM NUMBER                                         QUARTERLY RATE

If has not elected GMDB forms 7557, 7558, 7559, 7560:

7454, 7485, 7485A WA, 7485A WA Unisex                         .XXXXX
7524, 7524A WA, 7524A WA Unisex                               .XXXXX
7551, 7551A WA, 7551A WA Unisex                               .XXXXX

If has elected GMDB forms 7557, 7558, 7559, 7560:

7454, 7485, 7485A WA, 7485A WA Unisex                         .XXXXX
7524, 7524A WA, 7524A WA Unisex                               .XXXXX
7551, 7551A WA, 7551A WA Unisex                               .XXXXX








JNL ACE 2005 TREATY SCHEDULE D AMENDMENT # 11